Income Taxes - Summary of Deferred Tax Assets and Liabilities (Detail)	Dec. 31, 2021 USD ($)
Deferred tax assets:
Net operating loss carryforwards	$ 885,617
R&D credit carryforwards	63,406
Lease liabilities	88,259
Stock-based compensation	173,069
Accrued expenses and other	176,231
Total	1,386,582
Valuation allowance	(1,235,082)
Net of valuation allowance	151,500
Deferred tax liabilities:
Property and equipment and right of use assets	(151,500)
Net deferred tax assets	$ 0